UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 11(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  October 17, 2023

TrustCo Bank Corp NY
(Exact name of registrant as specified in its charter)

NEW YORK	0-10592	14-1630287
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
(Address of principal executive offices)

(518) 377-3311
(Registrant’s telephone number,
including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TRST	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On October 17, 2023, the Board of Directors (the “Board”) of TrustCo Bank Corp NY (the “Corporation”) elected Steffani Cotugno, D.O. as a member of the board of directors of the Corporation and the board of directors of the Corporation’s wholly-owned subsidiary, Trustco Bank, effective immediately. The Corporation anticipates that Dr. Cotugno will participate in the Corporation’s standard cash and equity compensation programs for its non-employee directors (which are described under the caption “Director Compensation” in the Corporation’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 3, 2023, as may be adjusted by the Corporation’s board of directors from time to time), but has not made any awards under such programs to her in connection with her election.

Dr. Cotugno has been appointed to serve on the Audit, Board Compliance, Compensation, Fiduciary, Nominating and Corporate Governance, and Risk Committees of the board of directors of the Corporation.  Dr. Cotugno was found by the board to qualify as an independent director under applicable rules.  There is no arrangement or understanding between Dr. Cotugno and any other person pursuant to which she was selected to serve as a director of the Corporation, nor is she a participant in any related party transactions required to be reported pursuant to Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

On October 17, 2023, the Corporation issued a press release regarding the election of Dr. Cotugno, a copy of which is attached hereto as Exhibit 99(a) to this Current Report on Form 8-K.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 17, 2023, the Board of the Corporation amended and restated the Corporation’s bylaws (as amended and restated, the “Bylaws”), effective on such date.  Capitalized terms used and not defined in this Current Report on Form 8-K shall have the meanings ascribed to them in the Bylaws.  Unless otherwise stated, article and section references below are to the Bylaws as so amended and restated.  The changes to the Bylaws include the following:

•
Former Article 1 (Definitions).  This former article, which provided definitions for certain defined terms, has been deleted, and definitions for such defined terms are now provided in the body of the Bylaws.

•
Article 1, Section 1.1 (Place of Meeting).  This section has been revised to clarify that meetings may, at the Board’s discretion, be held by means of electronic communication.  This section further clarifies that, if a meeting is to be held at a physical location, the Board may authorize shareholders to participate in the meeting and/or vote or grant proxies with respect to the matters submitted to the shareholders by means of electronic communication.

•	Article 1, Section 1.2 (Annual Meeting). This section has been revised to remove the specific procedures by which notice is provided, which are now set forth in Article I, Section 1.4 of the Bylaws.

•
Article 1, Section 1.3 (Special Meetings).  This section has been expanded to clarify the procedural requirements for special meetings of shareholders.  The shareholder(s) holding the requisite percentage of shares and requesting a special meeting must meet certain requirements, including that the shareholder(s) deliver a written request to the Secretary setting forth the purpose of the meeting and the matters proposed to be acted on at it, among other information.  The section further sets forth the circumstances in which the Chief Executive Officer is not required to call meetings requested by shareholders, as well as limitations regarding the timeframe in which the Board may fix the date and time of a special meeting.  Finally, this section specifies that, with respect to special meetings called by the Board, the Chairman of the Board or the Chief Executive Officer, such meetings will be limited to the matters set forth in the notice of the meeting provided to the shareholders.  Special meetings that are requested by shareholders shall be limited to (i) the purpose(s) set forth in the shareholders’ special meetings request(s) or (ii) any other matters submitted by the Board.

•
Article 1, Section 1.4 (Notice of Meetings).  This section has been added in order to set forth the timing and procedural requirements for delivery of notices to shareholders of shareholder meetings, including that notice given by third-class mail must be given not fewer than 24 nor more than 60 days before the date of the meeting in accordance with the New York Business Corporation Law (“NYBL”).  It further provides that notices may be delivered electronically in certain circumstances.

•	Article 1. Section 1.5 (Waiver of Notice). This section has been added in order to specify how shareholders may waive or be deemed to waive notice of a meeting in accordance with the NYBCL.

•
Article I, Section 1.6 (List of Shareholders).  This section has been added in order to specify how a list of the record shareholders shall be produced (i) at any meeting of shareholders upon the request of any shareholder or (ii) in the event that the right to vote at any meeting is challenged in accordance with the NYBCL.

•
Article 1, Section 1.7 (Quorum).  This section, which is one of three new sections previously set forth in former Section 2.4, has been added in order to provide that the presence in person or by proxy of the holders of a majority of the shares then entitled to vote shall constitute a quorum (the same quorum standard as in the former Bylaws).  Once a quorum is present at a meeting, it is not broken by the subsequent withdrawal of any shareholders.

•
Article 1, Section 1.8 (Voting Requirements; Proxies).  This section, which is one of three new sections previously set forth in former Section 2.4, has been added in order to (i) provide that each shareholder shall be entitled to one vote for each share having voting power standing in his or her name on the record of shareholders of the Corporation on the applicable record date, (ii) specify the requirements for a shareholder to grant a proxy in accordance with the NYBCL, and (iii) make clear the voting standard for corporate action, other than the election of directors, by shareholders (i.e., majority of the votes cast, which remains consistent with the former Bylaws).

•
Article 1, Section 1.9 (Adjournment).  This section, which is one of three new sections previously set forth in former Section 2.4, has been added in order to allow for the Chairman, the Chief Executive Officer, or the other officer presiding as the chairman of any shareholder meeting to adjourn shareholders’ meetings (in addition to the shareholders’ right to adjourn shareholders’ meetings from time to time without notice).  This section further clarifies when notice of an adjourned meeting shall be provided.  Furthermore, in the event of an adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted on the original date of the meeting.

•	Article 1, Section 1.10 (Director Nominations and Business Proposals at Meetings of Shareholders).

o
This section has been added in order to (i) specify the only three ways in which business, including elections of directors, may properly come before an annual meeting of stockholders and (ii) set forth procedures by which a stockholder may bring business, including the nomination of a person for election as a director, before an annual meeting of stockholders.  Among other things, in order to bring such business, the stockholder must provide written notice properly furnished to the Corporation not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the anniversary date of the immediately preceding annual meeting, which notice period adjusts if the Corporation convenes the annual meeting more than thirty (30) days before or more than sixty (60) days after such anniversary date.  Additionally, the stockholder must provide certain information to the Corporation regarding, among other things, the business to be brought before the meeting, any material interest in such business of such stockholder and certain related persons, and the intent of such stockholder and certain related persons to deliver a solicitation statement to holders of at least the percentage of the voting power reasonably believed by such stockholder or related person to be sufficient to approve or adopt the proposal.

o
This section further sets forth that only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.  Shareholders may nominate a person for election as a director at a special meeting either though the special meeting request procedures set forth in Section 1.3 or, in the event the Corporation calls a special meeting for the purpose of electing one (1) or more directors, by providing written notice in compliance with the applicable informational requirements to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to the date of such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than one hundred (100) days prior to the date of such special meeting, the tenth (10th) day following the day on which public announcement is first made of the date of such special meeting and of the nominees proposed by the Board to be elected at such meeting.

o
The requirements of the advance notice provisions set in this section do not affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

•
Article 1, Section 11 (Inspectors at Meetings).  This section has been revised to provide that the number of individuals that must be appointed as an inspector of voting prior to a meeting of shareholders may be one (12) or more (rather than two (2) or more).

•
Article 1, Section 1.12 (Organization).  This section has been revised to provide that, in the event that no officers identified in this section are available to serve as chairman of any meeting of shareholders, the Board may select who shall serve as the chairman of such meeting.

•	Article 1, Section 1.13 (Order of Business). This section has been revised to provide that the Board, in its sole discretion, may change the order of business at a meeting of shareholders.

•
Article 2, Section 2.2 (Number; Term of Office).  This section has been revised to remove “Qualification” from the title, as it was not addressed within the section’s text, and to instead add a new “Eligibility to be a Candidate for Election as a Director and to be Seated as a Director” in its place, discussed below.  The section further provides that the size of the Board shall fall within the range of five (5) and ten (10) directors and that the number of directors shall be fixed by action of the shareholders or the majority of the Board (as set forth in the former Bylaws); provided, however, that no decrease in the number of directors shall shorten the term of any incumbent director.  Directors elected by the Board shall hold office until the next meeting of shareholders at which the election of directors is in the regular order of business, and until their successors have been elected and qualified.

•
Article 2, Section 2.3 (Director Eligibility).  This section has been added in order to provide that no candidate for nomination shall be eligible to be seated as a director unless such candidate (i) was properly nominated in the manner prescribed in Section 1.10 of the Bylaws and (ii) meets the publicly disclosed director qualification requirements of the Corporation.

•
Article 2, Section 2.6 (Newly Created Directorships and Vacancies).  This section has been revised in order to remove the language specifying that directors elected by the Board shall hold office until the next meeting of shareholders at which the election of directors is in the regular order of business, which language is now set forth in Section 2.2.

•
Article 2, Section 2.9 (Special Meetings of the Board).  This section has been revised to replace the reference to notice by “telegraph” with current electronic communication language.  In addition, the section further provides that special meetings of the Board may be called at the written request of two-thirds (2/3) of the directors rather than the previous threshold of seven (7) directors.

•
Article 2, Section 2.12 (Quorum and Voting).  This section has been revised to clarify that a majority of directors present at any meeting of the Board, whether or not a quorum is present, may adjourn such meeting to another time and place.

•
Article 2, Section 2.13 (Written Consent of Directors Without a Meeting).  This section has been revised to clarify that Board committees may take action via unanimous written consent and that electronic written consent is an acceptable form of written consent.

•
Article 2, Section 2.14 (Participation in Meeting of Board by Means of Conference Telephone or Similar Communications Equipment).  This section has been revised to authorize participation in meetings via video conference.

•	Article 3, Section 3.1 (Committees). This section has been renamed “Committees” and revised to address committees generally.

•	Former Article 3, Section 3.14 (Nominations). This section has been removed, as the nomination procedures are now addressed in Article I, Section 1.10.

•	Former Article 4, Section 4.1 (Reserved). This section, which was merely reserved in order to not impact the numbering of the sections, has been removed in order to enhance the document’s readability.

•	Article 4, Section 4.5 (Officers Holding Two or More Offices). This section has been added in order to explicitly provide that officers may hold more than one (1) office simultaneously.

•
Article 6, Section 6.3 (Fixing of Record Date and Time).  The title of this section has been changed from “Closing of Transfer Books” to “Fixing of Record Date and Time”.  The revised section grants the Board, in addition to the power already addressed to set a record date for declaring dividends, the power to fix, in advance, a record date for the purpose of determining shareholders entitled to notice of or to vote at any meeting or adjournment thereof.  Such date cannot be more than sixty (60) nor less than ten (10) days before the date of such meeting, consistent with the NYBCL.

•
Article 6, Section 6.4 (Record of Shareholders).  This section was added in order to explicitly provide that the Corporation will maintain a record containing the names and addresses of all shareholders, the number and class of shares held by each, and the dates when they respectively became the owners of record thereof.

•
Article 11, Section 11.2 (Conflict with Applicable Law or Certificate of Incorporation).  This section has been added in order to clarify that in the event that the Bylaws conflict with any applicable law or the Certificate of Incorporation, the conflict is to be resolved in favor of such law or the Certificate of Incorporation.

•
Former Article 13, Section 13.4 (Regulatory Enforcement Actions).  This section has been removed from the Bylaws.  Notwithstanding its removal, any indemnification of directors, officers, and employees by the Corporation for regulatory fines or civil money penalties would remain subject to and limited by 12 USC 1828(k).

In addition, certain non-substantive language and conforming changes and other technical edits and updates were made to the Bylaws.

The preceding discussion of the amendments to the Company’s Bylaws is qualified in its entirety by the text of the Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 8.01.	Other Events.

As a result of the amendments to the Bylaws described in Item 5.03 of this report, in order for director nominations and shareholder proposals, other than proposals submitted for inclusion in the Corporation’s proxy statement pursuant to Rule 14a‑8 under the Exchange Act, to be presented during the 2024 Annual Meeting of Shareholders, proper notice must be received by the Corporation no earlier than the close of business on January 19, 2024 and no later than the close of business on February 18, 2024 unless the date of the 2024 Annual Meeting of Shareholders changes by more than thirty (30) days before or more than sixty (60) days after May 18, 2024, in which case notice must be delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to the annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to the annual meeting or the tenth (10th) day following the day on which public announcement of the date of the annual meeting is first made by the Corporation. The foregoing information updates and supersedes the information regarding such nominations and proposals that appeared on page 62 of the Corporation’s proxy statement for the 2023 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 3, 2023.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Bylaws of TrustCo Bank Corp NY, effective October 17, 2023

99(a)	Press release dated October 17, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 17, 2023

TRUSTCO BANK CORP NY
(Registrant)

	By:	/s/ Michael M. Ozimek
Michael M. Ozimek
Executive Vice President and
Chief Financial Officer